                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 ------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 23, 1998



             Credit Suisse First Boston Mortgage Securities Corp.
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                 333-33807        13-3320910
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       (STATE OR OTHER JURISDICTION   (COMMISSION)   (I.R.S. EMPLOYER
       OF INCORPORATION)               FILE NUMBER)  IDENTIFICATION NO.)



         11 Madison Avenue, New York, New York                  10010
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       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


       Registrant's telephone number, including area code (212) 325-2000

         Not Applicable
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                        Exhibit Index Located on Page 2

ITEM 5.  OTHER EVENTS.

         On June 30, 1998, the Registrant will cause the issuance and sale of approximately $160,797,577 initial principal amount of Wilshire Funding Corporation Mortgage-Backed Certificates, Series 1998-WFC2, Class A-I, Class A-II, Class A-III, Class IO, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of June 1, 1998 among the Registrant, Wilshire Servicing Corporation, as Servicer, and Bankers Trust Company of California, N.A., as Trustee and Back-Up Servicer. In connection with the sale of the Class A-I, Class A-II, Class A-III, Class IO, Class M-1, Class M-2 and Class M-3 Certificates (the "Publicly Offered Certificates"), the Registrant has been advised by Credit Suisse First Boston Corporation (the "Underwriter"), that the Underwriter has furnished to prospective investors certain written descriptions of the securities to be offered that set forth the name of the issuer, the size of the potential offering, the structure of the offering (e.g. the number of classes, seniority, interest rate) and miscellaneous similar items (the "Structural Term Sheets") with respect to the Publicly Offered Certificates following the effective date of Registration Statement No. 333-33807 but prior to the availability of a final Prospectus relating to the Publicly Offered Certificates. In connection with the sale of the Publicly Offered Certificates, the Registrant also has been informed by the Underwriter that the Underwriter has furnished to prospective investors certain descriptive information regarding the mortgage loans (the "Mortgage Loans") underlying the Certificates that set forth the number of Mortgage Loans, the principal balance of the Mortgage Loans, information regarding the mortgage rates thereon and miscellaneous similar items (the "Collateral Term Sheets") following the effective date of Registration Statement No. 333-33807 but prior to the availability of a final Prospectus relating to the Publicly Offered Certificates. The Structural Terms Materials and Collateral Term Sheets are being filed as an exhibit to this report.

    The Structural Term Sheets and Collateral Term Sheets attached hereto have been provided by the Underwriter. The information in the Structural Term Sheets and Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Publicly Offered Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (a)  Financial Statements of Businesses Acquired.

              Not applicable

         (b)  Pro Forma Financial Information.

              Not applicable

         (c)  Exhibits.

              99.1 Structural Term Sheets prepared by the Underwriter in connection with the sale of the Publicly Offered Certificates of the Registrant.

              99.2 Collateral Term Sheets prepared by the Underwriter in connection with the sale of the Publicly Offered Certificates of the Registrant.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                   CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., Registrant



                   By:     /s/ Heidi Davis
                       ---------------------------------------
                   Name:   Heidi Davis
                   Title:  Vice President



Dated:  June 26, 1998

                               INDEX OF EXHIBITS



               Exhibit  Description                          Page
               -------  -----------------------------------  ----
               99.1     Structural Term Sheets prepared by
                        the Underwriter in connection with
                        the sale of the Publicly Offered
                        Certificates of the Registrant.

               99.2     Collateral Term Sheets prepared by
                        the Underwriter in connection with
                        the sale of the Publicly Offered
                        Certificates of the Registrant.